Execution Version

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE ASSIGNED IN VIOLATION OF SUCH ACT AND LAWS OR THE PROVISIONS OF THIS WARRANT.

WARRANT

To Purchase Shares of

Osage Exploration and Development, Inc.

THIS CERTIFIES THAT, in consideration for the purchase of Notes from Osage Exploration and Development, Inc., a Delaware corporation (the “Company”) pursuant to the Note Purchase Agreement, Apollo Investment Corporation, a Maryland corporation, or its registered and permitted assigns, (“Apollo”) is entitled, at any time and from time to time prior to the Expiration Date (as hereinafter defined), to purchase from the Company, an aggregate of 1,496,843 shares (“Warrant Grant”) of common stock, par value $0.0001 per share, of the Company (the “Shares”) (subject to adjustment as provided herein), in whole or in part, at a purchase price of $0.01 per Share (the “Exercise Price”), all on the terms and conditions and pursuant to the provisions hereinafter set forth. This Warrant is one of a series of similar Warrants issued pursuant to the Note Purchase Agreement and exercisable in the aggregate for up to 1,496,843 Shares (subject to adjustment as provided herein).

1.     DEFINITIONS. As used in this Warrant, the following terms have the respective meanings set forth below. All capitalized terms defined in the Note Purchase Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement as of the Closing Date and shall retain such meanings following the expiration or termination of the Note Purchase Agreement.

“Additional Shares” means all Shares issued by the Company after the Closing Date, other than Permitted Shares.

“Apollo” has the meaning ascribed to such term in the introductory paragraph to this Warrant.

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, Sunday or other day when commercial banks are required or permitted by law to be closed in New York City or Houston, Texas.

“Closing Date” means April 27, 2012.

1

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Commission” means the U.S. Securities and Exchange Commission.

“Company” has the meaning set forth in the opening paragraph of this Warrant.

“Conversion Right” has the meaning set forth in Section 2.3 of this Warrant.

“Conversion Shares” has the meaning set forth in Section 2.3 of this Warrant.

“Convertible Securities” means any security convertible into Shares.

“Current Market Price” means, in respect of any Shares on any date herein specified the average of the daily market prices for the ten (10) consecutive Business Days commencing ten (10) Business Days before such date or, at the time of an initial public offering of the Company’s Shares, the initial public offering price. The daily market price for each such Business Day shall be (i) the last sale price on such date on the principal securities exchange on which the Shares are then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, (iii) if the Shares are not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such entity at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

“Election Notice” has the meaning set forth in Section 4.5.

“Exercise Price” has the meaning set forth in the opening paragraph of this Warrant and as adjusted as provided herein.

“Expiration Date” means the fifth (5th) anniversary of the Closing Date.

“Fully Diluted Outstanding” means, when used with reference to Shares, at any date when the number of Shares is to be determined, the total number of all Shares outstanding at such date plus any unexercised Warrant Shares outstanding on such date, all Shares issuable upon the exercise of this Warrant or other Warrants, and all Shares issuable upon the exercise or conversion of (i) any Options to purchase Shares or (ii) any securities convertible into Shares, outstanding on such date.

“Holder” means the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and its successors and assigns.

2

“Independent Financial Expert” means an investment banking firm of nationally recognized standing mutually chosen by the Board and the Majority Holders; provided, however, that if the Board and such Holders cannot agree on a mutually acceptable Independent Financial Expert, then such Holders and the Company shall each choose one (1) Independent Financial Expert, and the respective chosen Independent Financial Experts shall agree on another Independent Financial Expert that shall make the determination. The Company shall retain, at its sole cost, all such Independent Financial Experts as may be necessary pursuant to the terms of this Warrant. Any determination as to the reasonableness of a request to retain an Independent Financial Expert shall be in the sole discretion of Holder.

“Issuance Notice” has the meaning set forth in Section 4.5.

“Majority Holders” means holders of Warrants exercisable for in excess of 50% of the aggregate number of Shares then purchasable upon exercise of all Warrants, whether or not then exercisable.

“NASD” means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

“Note Purchase Agreement” shall mean the Note Purchase Agreement, dated as of April 27, 2012, by and among Osage Exploration and Development, Inc., as Issuer, Apollo Investment Corporation, as administrative agent and collateral agent for the Holders, and the Holders named therein, as such agreement is in effect as of the date hereof.

“Notes Repayment Date” means the date all Notes have been repaid under the Note Purchase Agreement.

“Offered Shares” has the meaning set forth in Section 4.5.

“Option” means rights, options or warrants to subscribe for, purchase or otherwise acquire Shares, Convertible Securities or other equity interests in the Company.

“Permitted Shares” means (i) Warrant Shares, (ii) Shares issued or issuable on conversion or exercise of Convertible Securities or Options to purchase Shares outstanding on the date hereof and (iii) up to 500,000 Shares or Options issued to certain consultants or other advisors.

“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Pro Rata Share” means, as of any date, the number equal to the ratio of (a) the number of the Warrant Shares that would be issued if 100% of the Warrants were exercised on such date to (b) the total number of the Company’s Shares outstanding on such date, including such Warrant Shares.

“Reclassified Shares” has the meaning set forth in Section 4.4 of this Warrant.

3

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” has the meaning set forth in the recitals.

“Subsidiary” means any corporation, association, trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

“Tax Loss” has the meaning set forth in Section 9 of this Warrant.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“Transfer” means any disposition of any Warrant or Warrant Shares or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

“Warrant Price” means an amount equal to (i) the number of Shares being purchased upon any exercise of this Warrant pursuant to Section 2, multiplied by (ii) the Exercise Price as adjusted pursuant to the terms of this Warrant as of the date of such exercise.

“Warrant Shares” means the Shares purchased by Holders of the Warrants upon the exercise thereof.

“Warrants” means this Warrant and other similar Warrants issued concurrently pursuant to the Note Purchase Agreement and exercisable for an aggregate of up to 1,496,843 Shares, and all warrants issued upon permitted Transfer, division or combination of, or in substitution for, any thereof; provided that all Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Shares for which they may be exercised.

2.     EXERCISE OF WARRANT

2.1     General. From time to time after the Closing Date and until 5:00 p.m., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of Shares purchasable hereunder, at the stated Exercise Price.

2.2     Cash Exercise. Holder may exercise this Warrant, in whole or in part, by delivering to the Company at the Company’s principal offices at the address set forth in Section 17.2(b) or at such other office or agency designated by the Company pursuant to Section 13: (i) a written notice of Holder’s election to exercise this Warrant specifying the number of Shares to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates reflecting Holder’s ownership of the aggregate number of Shares issuable upon such exercise, together with cash in lieu of any fraction of a Share, as hereinafter provided in Section 2.5. The Share certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to any restrictions on Transfer, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Shares for all purposes, as of the date of delivery of the Warrant Shares by the Company. If this Warrant has been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price and all taxes required to be paid by Holder, if any, pursuant to Section 2.4, shall be paid by Holder prior to delivery of the Warrant Shares by the Company and shall be made at the option of Holder by certified or official bank check or by wire transfer of immediately available funds.

4

2.3     Cashless Exercise.

(a)     In lieu of the payment of the Warrant Price, Holder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into Shares as provided for in this Section 2.3 (the “Conversion Right”). Upon exercise of the Conversion Right, the Company shall deliver to Holder (without payment by the Holder of any of the Warrant Price) that number of Warrant Shares (the “Conversion Shares”) equal to the quotient obtained by dividing (x) the value of this Warrant (or portion thereof as to which the Conversion Right is being exercised if the Conversion Right is being exercised in part) at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Price of the Warrant Shares as to which the Conversion Right is being exercised in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Price of the Warrant Shares as to which the Conversion Right is being exercised immediately prior to the exercise of the Conversion Right) by (y) the Current Market Price of one (1) Share immediately prior to the exercise of the Conversion Right.

(b)     The Conversion Rights provided under this Section 2.3 may be exercised in whole or in part and at any time and from time to time while this Warrant remains outstanding, subject to Section 2.3(c) below. In order to exercise the Conversion Right, the Holder shall surrender to the Company, at its offices, this Warrant, and the Notice of Conversion in the form attached hereto as Exhibit C duly executed. The presentation and surrender shall be deemed a waiver of Holder’s obligation to pay all or any portion of the aggregate purchase price payable for the Warrant Shares as to which such Conversion Right is being exercised. This Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant for conversion in accordance with the foregoing provisions. If this Warrant has been exercised in part, the Company shall, at the time of delivery of the acknowledgement reflecting the ownership of the Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

5

2.4      Payment of Taxes. When the Warrant Price is paid to the Company, all such Warrant Shares shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case, Holder shall pay such taxes or charges. The Company shall not be required to pay any tax or other charge imposed in connection with any Transfer involved in the issue or delivery of any certificate for Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case, the Company shall not be required to register such Shares in any name other than Holder until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

2.5      Fractional Shares. The Company shall not be required to issue a fractional Share upon the exercise of this Warrant. As to any fraction of a Share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction (calculated on an aggregate basis for all Warrants exercised) in an amount equal to the same fraction of the Current Market Price per Share of a Warrant Share on the date of exercise.

3.     TRANSFER, DIVISION AND COMBINATION

3.1      Transfer. Subject to the terms and conditions hereof, and compliance with all applicable securities laws, Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.2 or the office or agency designated by the Company pursuant to Section 13, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney. Upon such surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the transferee or transferees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Such Warrant, if properly assigned in compliance with any restrictions on Transfer and properly registered on the books of the Company, may be exercised by a new Holder for the purchase of Shares without having a new Warrant issued. Subject to compliance with all applicable securities laws, Holder may assign or Transfer this Warrant and its rights hereunder to any Person.

3.2     Division and Combination. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1, as to any Transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

3.3     Expenses. The Company shall prepare, issue and deliver at its own cost and expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

6

3.4      Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, a ledger recording the Holder(s) of this Warrant and any subsequent Transfer of this Warrant in compliance with Section 3.1 and/or Section 3.2.

4.     ADJUSTMENTS. The number of Shares for which this Warrant is exercisable shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below, which requires an adjustment pursuant to this Section 4 at the time of such event.

4.1      Distributions, Subdivisions and Combinations. If, at any time, the Company:

(a)     takes a record of holders of its Shares for the purpose of entitling them to receive a distribution payable in, or other distribution of, Additional Shares,

(b)     subdivides its outstanding Shares into a larger number of Shares, or

(c)     combines its outstanding Shares into a smaller number of Shares, then the number of Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Shares that a record holder of the same number of Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

4.2      Certain Other Distributions. If at any time the Company takes a record of holders of its Shares for the purpose of entitling them to receive any distribution of:

(a)     any evidences of its indebtedness, any other securities of any nature whatsoever (other than Additional Shares) or any other property, assets, dividends or other cash distributions, or

(b)     any Options to subscribe for or purchase any evidences of its indebtedness, or for any other securities of any nature whatsoever or for any other property or assets,

then the number of Shares for which this Warrant is exercisable shall be adjusted to equal the product of the number of Shares for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Current Market Price per Share at the date of taking such record and (B) the denominator of which shall be such Current Market Price per Share at the date of taking such record, plus the amount of consideration, if any, paid by the holder of one (1) Share for such evidence of indebtedness, other securities property or assets, or Options so distributable and minus the amount allocable to one Share of the fair value (as determined in good faith by the Board and supported by an opinion from an Independent Financial Expert) of any and all such evidences of indebtedness, Shares, other securities, property, assets, Options or warrants or other subscription or purchase rights so distributable. A reclassification of the Shares into shares of any other class of equity shall be deemed a distribution by the Company to holders of its Shares of such shares or shares of such other class of equity within the meaning of this Section 4.2 and, if the outstanding Shares shall be changed into a larger or smaller number of Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Shares within the meaning of Section 4.1.

7

4.3     Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to making adjustments to the number of Shares for which this Warrant is exercisable and the Exercise Price provided for in this Section 4:

(a)     Computation of Consideration. To the extent that any Additional Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares or any Convertible Securities are issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued distributions and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance is for consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance as determined in good faith by the Board, upon the request of Holder, and supported by an opinion from an Independent Financial Expert. In the case that any Additional Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares or Convertible Securities shall be issued in connection with any merger where Company issues any securities, the amount of consideration therefor shall be deemed to be the fair market value, as determined in good faith by the Board and, upon the reasonable request of Holder, supported by an opinion from an Independent Financial Expert, of such portion of the assets and business of the non-surviving entity as the Board in good faith shall determine to be attributable to such Additional Shares, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. If any Additional Shares or Convertible Securities are issued at any time in payment or satisfaction of any distributions upon any class of shares other than Shares, the Company shall be deemed to have received for such Additional Shares or Convertible Securities a consideration equal to the amount of such distribution so paid or satisfied

(b)     When Adjustments Shall Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of Shares for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of the Shares, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the Shares for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) that is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in an adjustment of one percent (1%) or more on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

8

(c)     Timing of Issuance of Additional Shares Upon Adjustments. In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date for an event, the Company, after such record date and before the occurrence of such event, may defer until the occurrence of such event issuing to Holder the Additional Shares or other property issuable or deliverable upon exercise by reason of the adjustment required by such event over and above the Shares issuable or deliverable upon such exercise before giving effect to such adjustment; provided, however, that the Company shall, upon request of Holder, deliver to Holder a due bill or other appropriate instrument evidencing Holder’s right to receive such Additional Shares or other property upon the occurrence of the event requiring such adjustment.

(d)     Fractional Interests. In computing adjustments under this Section 4, fractional interests in Shares shall be taken into account to the nearest 1/10th of a Share.

(e)     When Adjustment Not Required. If the Company takes a record of holders of its Shares for the purpose of entitling them to receive a distribution or subscription or purchase rights and, thereafter and before the distribution to holders thereof, legally abandons its plan to pay or deliver such distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(f)     Challenge to Good Faith Determination. Whenever the Board is required to make a determination in good faith of the fair market value of any item under this Section 4, the Majority Holders may challenge such determination in good faith, and an Independent Financial Expert shall resolve any such dispute.

4.4     Reorganization of the Company or Reclassification of Shares; New Issuances; Other Adjustments. In the event the Company (a) converts, by merger or otherwise, to another type of entity including but not limited to a limited liability company or a limited partnership, or (b) reclassifies the Shares into any other class of equity (the result of such reclassification, “Reclassified Shares”), then Holder will be entitled to purchase the percentage of such Fully Diluted Outstanding (x) equity interests in such entity or (y) Reclassified Shares, as applicable, equal to the number of Shares provided for by, and on the same terms and conditions specified in, this Warrant.

4.5     Preemptive Rights. If at any time the Company issues any Additional Shares (other than Warrant Shares pursuant to the exercise of a Warrant issued to the Holder), Options, Convertible Securities or other equity interests, in each case after the date hereof, then, in addition to any adjustments that may be required hereunder, the Company will offer to sell to each Holder a number such securities (“Offered Shares”) based on such Holder’s Pro Rata Share. The Company shall give each Holder at least thirty (30) days prior written notice of any proposed issuance, which notice shall disclose in reasonable detail the proposed terms (including price per Offered Share) and conditions of such issuance (the “Issuance Notice”). Each such Holder will be entitled to purchase such Holder’s Pro Rata Share of Offered Shares as determined above at the same price, on the same terms (including, if more than one type of Offered Share is issued, the same proportionate mix of such Shares), and at the same time as the Offered Shares are issued, by delivery of irrevocable written notice to the Company of such election within thirty (30) days after delivery of the Issuance Notice (the “Election Notice”). If any Holder has elected to purchase any Offered Shares, the sale of such Offered Shares shall be consummated as soon as practical (but in any event within fifteen (15) days) after the delivery of the Election Notice.

9

5.     NOTICES TO WARRANT HOLDERS

5.1      Notice of Adjustments. Whenever the number of Shares for which this Warrant is exercisable, or whenever the price at which such Shares may be purchased upon exercise of the Warrants, is adjusted pursuant to Section 4, the Company shall prepare a certificate to be executed by its chief financial officer, if any, or its principal financial officer(s) in case there is no chief financial officer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the fair market value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2), specifying the number of Shares for which this Warrant is exercisable and describing the number and kind of any other Shares or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 17.1. The Company shall keep at its office or agency copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

5.2      Notice of Company Action. If at any time:

(a)     the Company takes a record of holders of its Shares for the purpose of entitling them to receive a distribution of any type including cash, property, or any right to subscribe for or purchase any evidences of its indebtedness, any Shares of any class or series or any other securities or property, or to receive any other right, or

(b)     there is any capital reorganization of the Company, any reclassification or recapitalization of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another business entity not affiliated with the Company,

(c)     there is a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

(d)     the Company proposes to sell any Shares, Convertible Securities or other equity securities;

10

then, in any one or more of such cases, the Company shall, if possible, give to Holder: (i) at least twenty (20) days’ prior written notice of the date on which a record date shall be selected for such distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up or sale of such Shares, Convertible Securities or other equity securities, and (ii) if any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up occurs, at least twenty (20) days’ prior written notice of the date when the same shall take place. Such notice also shall specify, as applicable: (i) the date on which any such record is to be taken for the purpose of such distribution or right, the date on which Holders of Shares shall be entitled to any such distribution or right, and the amount and character thereof, (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which Holders of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (iii) the date on which the Company proposes to sell such Shares, Convertible Securities or other equity securities. Each such written notice shall be deemed sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17.2.

6.     NO IMPAIRMENT. The Company shall not by any action, including, without limitation, through any amendment to its articles of incorporation, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all such actions as may be reasonably necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully-paid and nonassessable Shares upon the exercise of this Warrant, and (b) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

7.     RESERVATION AND AUTHORIZATION OF SHARES. From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Shares, when issued upon exercise of this Warrant and payment therefor in accordance with the terms of this Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

Before taking any action that would result in an adjustment in the number of Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

If any Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such Shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such Shares to be duly registered or qualified.

11

8.     TAKING OF RECORD; SHARES AND WARRANT TRANSFER BOOKS. In the case of all distributions by the Company to holders of its Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.     Tax indemnity. The Company and Holder acknowledge that the Company intends to treat the warrant as an option to purchase shares, rather than as outstanding shares, for federal income tax purposes (this treatment is referred to herein as the “Expected Treatment”). In the event the Company determines (or it is determined by the internal revenue service) that items of Company income, gain, loss, deduction or credit as determined for federal income tax purposes must be allocated to Holder with respect to the warrant or that the company may no longer follow the Expected Treatment, the Company agrees to indemnify Holder for any resulting loss, cost or damage incurred by holder, any of its affiliates or any direct or indirect owner thereof (“Tax Loss”). For the avoidance of doubt, a Tax Loss shall include without limitation (i) any legal or accounting fees incurred as a result of a contest or dispute with respect to an allocation described above or a change in the Expected Treatment, and (ii) any federal, state or local taxes incurred by holder, its affiliates or any direct or indirect owners thereof, as a result of the receipt of a payment under this Section 9 (i.e., all payments hereunder shall be made on an after-tax basis); provided, however, that the Company shall not be required to indemnify Holder for legal or accounting fees incurred after the Company advises Holder that the Company acknowledges the necessity for any such allocation described above or change in the Expected Treatment and will indemnify holder for the taxes referenced in clause (ii) above that are related thereto.

10.     RESTRICTIVE LEGEND. This Warrant and any Warrant issued upon transfer or partial exercise of this Warrant shall be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE ASSIGNED IN VIOLATION OF SUCH ACT AND LAWS OR THE PROVISIONS OF THIS WARRANT.”

Each Share certificate representing Warrant Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE ASSIGNED IN VIOLATION OF SUCH ACT AND LAWS OR THE PROVISIONS OF THIS WARRANT.”

12

Upon request of the holder of a Share certificate, the Company shall issue to that holder a new certificate free of the foregoing legend, if, with such request, such holder provides the Company with an opinion of counsel (including in-house counsel) reasonably acceptable to the Company to the effect that the securities evidenced by such certificate may be sold without restriction under Rule 144 (or any other rule permitting resales of securities without restriction) promulgated under the Securities Act.

11.     SUPPLYING INFORMATION. The Company shall cooperate with each Holder of a Warrant and each holder of Warrant Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale or transfer of any Warrant or Warrant Shares.

12.     LOSS OR MUTILATION. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant (which evidence shall be, in the case of an institutional investor, notice from such institutional investor of such ownership and such loss, theft, destruction or mutilation), and

(a)     in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the Holder of such Warrant has a minimum net worth of at least $25,000,000, such Holder’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)     in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Warrant, dated the date of the original Warrant.

13.     OFFICE OF THE COMPANY. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

14.     LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by holder to purchase Shares, and no enumeration of the rights or privileges of holder contained herein, shall give rise to any liability of holder for the purchase price of any Share or as a holder of Shares of the company, whether such liability is asserted by the Company or by creditors of Company.

15.     REPRESENTATIONS, WARRANTIES AND COVENANTS.

15.1     Representations, Warranties and Covenants of Holder. The Holder hereby represents and warrants to the Company as of the date hereof and as of the date of any exercise hereof that:

(a)     it is acquiring the Warrant and, upon exercise of the Warrant, the Warrant Shares, for its own account, without a view to the distribution thereof, without prejudice, however, to Holder’s right to Transfer the Warrant Shares in compliance with applicable securities laws.

13

(b)     it is an “accredited investor” within the meaning of Regulation D, under the Securities Act.

(c)     it acknowledges that (i) this Warrant and the Warrant Shares have not been registered under the Securities Act or any state securities laws, in reliance on the non-public offering exemption contained in Section 4(2) of the Securities Act and Regulation D thereunder and, as such, the Warrant and the Warrant Shares are “restricted securities” under the Securities Act; (ii) because the Warrant and the Warrant Shares are not so registered, it must bear the economic risk of holding this Warrant and the Warrant Shares for an indefinite period of time unless this Warrant and/or the Warrant Shares are subsequently, registered under the Securities Act or an exemption from such registration is available with respect thereto; (iii) it is familiar with Rule 144 under the Securities Act and the restrictions on resale thereunder; and (iv) there is no Trading Market for this Warrant and there is no expectation that such market will exist in the future.

(d)     it will not assign or transfer this Warrant or the Warrant Shares except in accordance and in compliance with the requirements of the Securities Act, as then in effect.

15.2     Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and agrees with, Holder as of the date hereof and as of the date of any exercise of the Warrant that:

(a)     The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)     The Company has the corporate power and authority to (i) execute, issue, and deliver this Warrant, (ii) issue and deliver the Shares issuable upon exercise of this Warrant and (iii) perform any other obligations under this Warrant.

(c)     The Warrant has been duly authorized, validly issued, fully paid and nonassessable and without any preemptive rights and is a valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof.

(d)     The Warrant Shares issuable upon exercise of this Warrant have been duly authorized and, when and if issued upon such exercise in accordance with this Warrant, will be validly issued, fully paid and nonassessable and a binding obligation of the Company, enforceable against the Company.

(e)     The issuance of the Warrant does not, and the issuance of the Warrant Shares upon the exercise of the Warrant will not, conflict with (i) the Company’s certificate of incorporation, (ii) the Company’s By-laws, (ii) any shareholders, voting or other agreement among the Company and all or a portion of its equity holders or (iv) any applicable laws. The issuance of the Warrant is not, and the issuance of the Warrant Shares upon exercise of the Warrant will not be, subject to any preemptive rights under (i) the Company’s certificate of incorporation, (ii) the Company’s By-laws (ii) any shareholders, voting or other agreement among the Company and all or a portion of its equity holders or (iv) any applicable laws.

14

(f)     The Company agrees that neither it nor any Person acting on its behalf has offered or will offer this Warrant or the Warrant Shares or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of this Warrant or the Warrant Shares hereunder within the provisions of the registration and prospectus delivery requirements of the Securities Act.

(g)     Assuming the truth and accuracy of Holder’s representations and warranties contained in Section 15.1, the issuance of this Warrant and the issuance of Warrant Shares pursuant to this Warrant are exempt from the registration and prospectus delivery requirements of the Securities Act.

(h)     The Company agrees that neither it nor any Person acting on its behalf has offered or will offer this Warrant or the Warrant Shares or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of this Warrant or the Warrant Shares hereunder within the provisions of the registration and prospectus delivery requirements of the Securities Act.

16.     MISCELLANEOUS

16.1     Nonwaiver and Expenses. If either party fails to comply with any provision of this Warrant, it shall pay to the other party such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the other party in enforcing any of its rights, powers, or remedies hereunder. No course of dealing or any delay or failure to exercise any right hereunder on the part of a party shall operate as a waiver of such right or otherwise prejudice its rights, powers, or remedies.

16.2     Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication to be made pursuant to the provisions of this Warrant shall be deemed sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

(a)     If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

15

(b)     If to the Company at:

          Osage Exploration and Development, Inc.

Address:

Attention:

Telecopy No.:

or at such address as may be substituted by notice given as herein provided. The party entitled to receive any notice required hereunder may waive such notice in writing. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the earlier of (i) the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or (ii) in the case of any notice delivered pursuant to Section 2, three (3) Business Days after the same shall have been deposited in the United States mail. Notice by electronic mail shall not constitute effective notice hereunder.

16.3     Successors and Assigns. Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. This Warrant and all rights evidenced by this Warrant may be transferred by Holder to any Person in accordance with the terms of this Warrant, and federal and state securities law, including without limitation, the Securities Act.

16.4     Remedies. Each holder of a Warrant or Warrant Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

16.5     Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and Holder.

16.6     Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

16.7     Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

16.8     Governing Law. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

16

16.9     VENUE; JURY WAIVER. THE parties HERETO CONSENT TO THE EXERCISE OF EXCLUSIVE JURISDICTION IN PERSONAM, FORUM AND VENUE BY THE COURTS OF NEW YORK, NEW YORK FOR ANY ACTION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT.

16.10     Facsimile Signature. The signature on this Warrant may be delivered by telecopy, facsimile or other electronic transmission, with original signature page to be subsequently substituted therefor.

16.11     Non-Survival. The parties hereby agree that all the provisions of this Warrant shall terminate and be of no further force or effect on the exercise in full of this.

16.12     Counterparts. This Warrant may be executed by one or more of the parties to this Warrant on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows.]

17

IN WITNESS WHEREOF, each party hereto has caused this Warrant to be duly executed by its authorized officer and dated effective as of the Closing Date.

Osage Exploration and Development, Inc.

By:
Name:
Title:

signature page to warrant

APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., its Advisor

By: ACC Management, LLC, its General Partner

By:
Name:
Title:

signature page to warrant

EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

The undersigned registered Holder of this Warrant irrevocably exercises this Warrant for purchase of ____________ Shares of Osage Exploration and Development Inc., a Delaware corporation, [and herewith makes payment therefore][pursuant to the cashless exercise provisions set forth in Section 2.3 of the Warrant, with the calculation for such cashless exercise attached to this Subscription Form], all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Shares hereby purchased (and any securities or property issuable upon such exercise) to be issued in the name of the undersigned and delivered to the undersigned as follows:

Name	Address

If the certificates representing the Shares being purchased pursuant hereto are to be registered in a name or names other than the name of the holder of this Warrant, all transfer taxes payable upon such transfer shall be paid by the undersigned at the time of delivering the notice of exercise and such request.

Solely with respect to the Warrant Shares being purchased pursuant to this Subscription Form, the representations and warranties of the Holder contained in Section 15.1 of the Warrant are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Company has expressly consented in writing to the contrary.

The undersigned acknowledges that each certificate for Warrant Shares issued upon exercise of the Warrant shall bear a legend to the effect that such Warrant Shares may not be transferred except upon compliance with the provisions of the Securities Act and applicable state securities laws, and each certificate for Warrant Shares transferred shall bear such a legend unless, in the opinion of counsel for the Company, such legend is not required.

If the number of Shares shall not be all the Warrant Shares purchasable under this Warrant, a new Warrant of like tenor is to be issued in the name of and delivered to the undersigned for the remaining balance of the Shares purchasable thereunder.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

NOTICE:	The signature on this subscription must correspond with the names as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit A

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered Holder of the attached Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under such Warrant, with respect to the number of Shares set forth below:

Name and Address of Assignee	No. of Shares

If the number of Shares is not all of the Warrant Shares represented by this Warrant, a new Warrant of like tenor is to be issued in the name of and delivered to the undersigned for the balance remaining of the Shares represented by this Warrant.

Dated: __________________	Print Name:
Signature:
Witness:

NOTICE:	The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit B

EXHIBIT C

NOTICE OF CONVERSION
(To be executed upon conversion of the attached Warrant)

The undersigned registered owner irrevocably elects to surrender this Warrant for the number of Shares as shall be issuable pursuant to the cashless exercise provisions of Section 2.3 of the Warrant, in respect of _____ Shares underlying this Warrant, and requests that ___________ execute or cause to be executed a certificate or certificates reflecting the undersigned’s ownership of the aggregate number of Shares issuable upon such exercise, together with cash in lieu of any fraction of a Share (and any securities or other property issuable upon such exercise) and deliver or cause to be delivered to the undersigned such certificate or certificates the undersigned as follows:

Name	Address

The undersigned acknowledges that each certificate for Warrant Shares issued upon exercise of this Warrant shall bear a legend to the effect that such Warrant Shares may not be transferred except upon compliance with the provisions of the the Securities Act and applicable state securities laws, and each certificate for Warrant Shares transferred shall also bear such a legend unless, in the opinion of counsel for the Company, such a legend is not required.

Solely with respect to the Warrant Shares being received pursuant to this Notice of Conversion, the representations and warranties of the Holder contained in Section 15.1of the Warrant are repeated at and as of the time of delivery hereof and are true and correct in all material respects at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Company has expressly consented in writing to the contrary.

If the number of Shares shall not be all the Warrant Shares issuable under this Warrant, a new Warrant of like tenor is to be issued in the name of and delivered to the undersigned for the remaining balance of the Shares issuable thereunder.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

NOTICE:	The signature on this subscription must correspond with the names as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C